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Merrill Lynch Investment Managers


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Annual Report
June 30, 2002


Mercury
International
Value Fund
of Mercury Funds II


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.



Mercury International Value Fund
of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF JUNE 30, 2002

Ten Largest                     Percent of
Equity Holdings                 Net Assets

TotalFinaELF SA                     2.7%
Aventis SA                          2.5
Novartis AG (Registered Shares)     2.4
Honda Motor Co., Ltd.               2.3
Nippon Telegraph & Telephone
Corporation (NTT)                   2.3
Namco Ltd.                          2.2
Henderson Land Development
Company Limited                     2.2
BNP Paribas SA                      2.2
PSA Peugeot Citroen                 2.1
Yamanouchi Pharmaceutical
Co., Ltd.                           2.1


Five Largest                    Percent of
Industries                      Net Assets

Regional Banks                     10.8%
Pharmaceuticals                     7.0
Electric--Utilities                 5.2
Telecommunications                  4.5
Small Loans & Finance               4.5



June 30, 2002, Mercury International Value Fund


DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to present you with this annual report for the 12 months ended June 30, 2002. Effective June 28, 2002, the Fund changed its name to Mercury International Value Fund. For the fiscal year ended June 30, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -1.14%, -1.42%, -2.10% and -2.10%, respectively, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East Index, which had a total return of -9.49%. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7--9 of this report to shareholders.)

Value stocks continued to generate better returns than their growth counterparts for the 12-month period, with the majority of the outperformance being concentrated in the first half of 2002. This was mainly a result of the overly optimistic recovery scenario being discounted in the stock market after the Federal Reserve Board cut interest rates significantly following the September 11, 2001 attack. However, the 2001 financial statements of many companies provided disappointing evidence and clouded the outlook so much that markets started to fall back. As a result, stocks with solid dividend yields and high earnings visibility were very much in favor, which benefited the Fund's investment style.

The Fund's outperformance was mainly a result of stock selection, as strong performance contributions came from the sectors of banks, capital goods, telecommunication services, technology hardware and consumer durables. The areas that contributed negatively to performance were energy, insurance, diversified financials and health care equipment.

From a country perspective, the leading markets included France, Ireland and Japan, while the worst performers featured Spain, Australia and Switzerland. On a stock-specific level, the best contributions came from Jefferson Smurfit Group, Tomkins PLC, Electrolux AB, Creative Technology Limited and BNP Paribas SA. On the other hand, our stock selection was poor in the performance of Kvaerner, CGNU PLC, Repsol-YPF, SA and Spirent PLC.

The main transactions that we initiated were all a result of bottom-up stock picking. During the fiscal year ended June 30, 2002, assets were shifted out of the banking, telecommunications and food, beverage and tobacco sectors and redeployed into the more economically sensitive sectors. As a result, the Fund increased its exposure to the capital goods and material related sectors. Internationally, our major shift in country allocations was the increase in Japan, France and Germany at the expense of the United Kingdom, Norway and Portugal.



June 30, 2002, Mercury International Value Fund


Market Outlook
Economic recovery is no longer a forecast; we believe it is a fact. Since November 2001, production has increased in all major regions. The rebound has been emphatic in the United States and Japan, where real gross domestic product growth in both countries posted increases in first quarter 2002 of 6.1% and 5.7%, respectively, confounding consensus expectations of declines at the start of the year. After a period of almost universally positive economic news at the end of the first quarter of 2002, we have seen a more mixed picture unfold. In particular, labor market data remained soft and U.S. consumer confidence fell back in June. These reports together with higher oil prices have contributed to recent market nervousness over the sustainability of the recovery. We believe that the foundations for a sustained global economic recovery are in place. First, global interest rates remain very low, stimulating very strong real money growth. Second, corporations have restructured aggressively, particularly in the United States. Third, declining inventory liquidation has been unprecedented. As a result, we remain confident of a sustained recovery in global growth through 2002. Improving business sentiment supports this view. Last month we saw a rebound in the key U.S. Institute for Supply Management and German Information und Forschung surveys, while the Japanese Shoko-chukin small company survey posted another rise.

Recent economic signals in Japan have been encouraging. Exports and production are recovering, with domestic inventories back down to 1989 levels, while business confidence is rebounding. We remain concerned by the lack of domestic drivers of growth in Japan, as deflation remains persistent despite a very rapid expansion in the money supply.

The relative outperformance of value stocks compared to growth stocks during the last two years means that there is now less of a valuation discrepancy in favor of value. During the next few months, we may begin building an exposure in stocks that were previously classified as growth as we are finding an increasing number of opportunities in these companies. However, earnings visibility and valuation will be the key drivers for investment in these companies. The Fund is still very much biased toward the capital goods, diversified financials and materials sectors at the expense of banks, pharmaceuticals and food, beverage and tobacco.

From a valuation standpoint, European markets currently trade at 19 times 2002 earnings, which are expected to be flat compared to 2001. Asian markets are valued at around 24 times 2002 earnings, which are forecast to be flat to down in 2002. The outlook is for a renewed positive trend in the international markets based on a year's view as we are presently in attractive value territory relative to the historic relationship with long-term interest rates.



June 30, 2002, Mercury International Value Fund


In Conclusion
As we move into the second half of 2002, we anticipate that fundamental factors such as earnings and cash flow will become increasingly important to investors and therefore believe that the Fund is well positioned for progress in the future. We appreciate your continued support of Mercury International Value Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James Macmillan)
James Macmillan
Vice President and
Portfolio Manager



August 6, 2002



June 30, 2002, Mercury International Value Fund


PROXY RESULTS

During the six-month period ended June 30, 2002, Mercury
International Value Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:


                                                    Shares Voted    Shares Withheld
                                                        For           From Voting
1. To elect the Fund's
   Board of Trustees:       Terry K. Glenn            17,989,614         410,498
                            James H. Bodurtha         17,999,346         400,766
                            Joe Grills                17,990,215         409,897
                            Herbert I. London         17,998,227         401,885
                            Andre F. Perold           17,994,908         405,204
                            Roberta Cooper Ramo       17,998,290         401,822
                            Robert S. Salomon, Jr.    17,997,800         402,312
                            Melvin R. Seiden          17,959,659         440,453
                            Stephen B. Swensrud       17,951,915         448,197



June 30, 2002, Mercury International Value Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it removed/ discontinued capping expenses. Without such expense cap, the Fund's Class I performance would have been lower.



June 30, 2002, Mercury International Value Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury International Value Fund++ Class I Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:

Mercury International Value Fund++
Class I Shares*

Date                              Value

June 1992                       $ 9,475.00
June 1993                       $10,172.00
June 1994                       $11,872.00
June 1995                       $13,187.00
June 1996                       $15,641.00
June 1997                       $19,018.00
June 1998                       $20,496.00
June 1999                       $21,361.00
June 2000                       $24,695.00
June 2001                       $22,771.00
June 2002                       $22,511.00


MSCI EAFE Index++++

Date                              Value

June 1992                       $10,000.00
June 1993                       $12,028.00
June 1994                       $14,073.00
June 1995                       $14,306.00
June 1996                       $16,206.00
June 1997                       $18,286.00
June 1998                       $19,401.00
June 1999                       $20,879.00
June 2000                       $24,461.00
June 2001                       $18,687.00
June 2002                       $16,913.00



A line graph illustrating the growth of a $10,000 investment in Mercury International Value Fund++ Class A Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:

Mercury International Value Fund++
Class A Shares*

Date                              Value

6/02/1999**                     $ 9,475.00
June 1999                       $ 9,671.00
June 2000                       $11,155.00
June 2001                       $10,263.00
June 2002                       $10,117.00


MSCI EAFE Index++++

Date                              Value

6/30/1999**                     $10,000.00
June 2000                       $11,716.00
June 2001                       $ 8,951.00
June 2002                       $ 8,101.00



A line graph illustrating the growth of a $10,000 investment in Mercury International Value Fund++ Class B and Class C Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:

Mercury International Value Fund++
Class B Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,799.00
June 2002                       $ 9,275.00


Mercury International Value Fund++
Class C Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,789.00
June 2002                       $ 9,583.00


MSCI EAFE Index++++

Date                              Value

10/31/2000**                    $10,000.00
June 2001                       $ 8,511.00
June 2002                       $ 7,703.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests primarily in stocks of companies in developed countries located outside of the United States.
++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past performance is not indicative of future results.



June 30, 2002, Mercury International Value Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 1.14%        - 6.33%
Five Years Ended 6/30/02                  + 3.43         + 2.32
Ten Years Ended 6/30/02                   + 9.04         + 8.45

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 1.42%        - 6.59%
Inception (6/02/99) through 6/30/02       + 2.15         + 0.38

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 2.10%        - 5.66%
Inception (10/06/00) through 6/30/02      - 2.36         - 4.26

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class C Shares*                           Charge         Charge**

One Year Ended 6/30/02                    - 2.10%        - 2.99%
Inception (10/06/00) through 6/30/02      - 2.43         - 2.43

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


RECENT PERFORMANCE RESULTS

                            6-Month        12-Month    Ten-Year/Since Inception
As of June 30, 2002       Total Return   Total Return        Total Return
Class I Shares*              +5.96%         -1.14%             +137.60%
Class A Shares*              +5.82          -1.42              +  6.77
Class B Shares*              +5.49          -2.10              -  4.06
Class C Shares*              +5.10          -2.10              -  4.17
MSCI EAFE Index**            -1.62          -9.49        +69.13/-18.99/-22.97

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 6/02/99 for Class A Shares, and from 10/06/00 for Class B and Class C Shares.
**This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S.dollars). Ten-year/since inception total returns are ten years, from 6/30/99 and from 10/31/00, respectively.


June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS

MERCURY INTERNATIONAL VALUE FUND

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS--94.8%

Australia--0.7%
Oil & Gas--0.7%               Santos Limited                                                1,113,145      $   4,036,981

                              Total Common Stocks in Australia                                                 4,036,981


France--16.8%
Automobiles--2.1%             PSA Peugeot Citroen                                             263,097         13,654,308

Building Products--1.9%       Compagnie de Saint-Gobain                                       278,064         12,481,297

Consumer--Office              Societe BIC SA                                                  200,185          8,006,960
Products--1.2%

Metals & Mining--2.9%         ++Arcelor                                                       686,608          9,744,212
                              Pechiney SA 'A'                                                 186,785          8,531,685
                                                                                                           -------------
                                                                                                              18,275,897

Multi-Utilities--1.3%         Suez SA                                                         319,406          8,517,025

Oil--International--2.7%      TotalFinaElf SA                                                 104,537         16,972,778

Pharmaceuticals--2.5%         Aventis SA                                                      225,724         15,994,870

Regional Banks--2.2%          BNP Paribas SA                                                  253,247         14,005,977

                              Total Common Stocks in France                                                  107,909,112


Germany--4.5%
Electric--Utilities--2.0%     E.On AG                                                         219,175         12,770,977

Financial Services--1.8%      ++Aareal Bank AG                                                160,328          2,574,607
                              DePfa Bank PLC                                                  160,328          8,787,866
                                                                                                           -------------
                                                                                                              11,362,473

Machinery--0.7%               Linde AG                                                         97,603          4,964,225

                              Total Common Stocks in Germany                                                  29,097,675



June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS (continued)

Hong Kong--4.5%
Electric--Utilities--1.8%     Hongkong Electric Holdings Limited                            3,199,500      $  11,957,106

Publishing--0.5%              South China Morning Post
                              Holdings Ltd.                                                 4,766,000          2,749,615

Real Estate--2.2%             Henderson Land Development Company Limited                    3,425,000         14,183,013

                              Total Common Stocks in Hong Kong                                                28,889,734


Ireland--3.5%
Food Manufacturing--0.6%      Greencore Group PLC                                           1,347,572          3,859,500

Paper--1.1%                   Jefferson Smurfit Group PLC                                   2,226,471          6,816,474

Regional Banks--1.8%          Allied Irish Banks PLC                                          898,989         11,843,806

                              Total Common Stocks in Ireland                                                  22,519,780


Italy--7.4%
Building Products--0.7%       Buzzi Unicem SpA                                                522,195          4,383,618

Insurance--1.5%               Assicurazioni Generali                                          394,364          9,347,373

Oil & Gas--1.9%               ENI SpA                                                         769,599         12,236,901

Regional Banks--1.8%          Intesa BCI SpA                                                3,907,378         11,924,083

Telecommunications--1.5%      Telecom Italia SpA                                            1,237,970          9,695,370

                              Total Common Stocks in Italy                                                    47,587,345



June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS (continued)

Japan--19.4%
Automobiles--2.3%             Honda Motor Co., Ltd.                                           367,000      $  14,880,861

Chemicals/                    Sumitomo Bakelite Company Limited                               668,000          4,843,084
Pharmaceuticals--0.7%

Diversified                   Nippon Telegraph & Telephone
Telecommunication             Corporation (NTT)                                                 3,557         14,630,410
Services--2.3%

Electronic Equipment &        Hitachi Ltd.                                                  1,740,000         11,250,626
Instruments--1.8%

Household Durables--2.0%      Matsushita Electric Industrial Company, Ltd.                    938,000         12,795,178

Leisure/Toys--2.2%            Namco Ltd.                                                      753,100         14,357,029

Machinery--1.5%               Amada Co., Ltd.                                                 560,000          2,714,500
                              Komatsu Ltd.                                                  1,972,000          7,058,134
                                                                                                           -------------
                                                                                                               9,772,634

Pharmaceuticals--2.1%         Yamanouchi Pharmaceutical Co., Ltd.                             507,000         13,155,098

Small Loans & Finance--4.5%   Promise Co., Ltd.                                               182,200          9,181,445
                              Sanyo Shinpan Finance Co., Ltd.                                 272,700          7,803,779
                              Takefuji Corporation                                            172,590         11,994,616
                                                                                                           -------------
                                                                                                              28,979,840

                              Total Common Stocks in Japan                                                   124,664,760



June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS (continued)

Netherlands--7.7%
Chemicals/                    Akzo Nobel NV                                                   213,777      $   9,308,553
Pharmaceuticals--1.5%

Commercial Services &         Vedior NV 'A'                                                   440,957          6,096,848
Supplies--0.9%

Electronics--0.9%             Koninklijke (Royal) Philips
                              Electronics NV                                                  210,797          5,885,337

Insurance--                   ING Groep NV                                                    500,147         12,842,575
Multi-Line--2.0%

Media--1.5%                   Wolters Kluwer NV 'A'                                           497,059          9,435,011

Regional Banks--0.9%          ABN AMRO Holding NV                                             315,580          5,731,553

                              Total Common Stocks in the Netherlands                                          49,299,877


New Zealand--1.0%
Telecommunications--1.0%      Telecom Corporation of New Zealand Limited                    2,670,000          6,393,318

                              Total Common Stocks in New Zealand                                               6,393,318


Norway--0.6%
Telecommunications--0.6%      Telenor A/S                                                   1,068,008          3,785,699

                              Total Common Stocks in Norway                                                    3,785,699


Portugal--1.4%
Electric--Utilities--1.4%     Electricidade de Portugal, SA (EDP)                           4,624,436          8,951,502

                              Total Common Stocks in Portugal                                                  8,951,502



June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS (continued)

Singapore--0.2%
Computer Services/            Creative Technology Limited                                     175,100      $   1,567,145
Software--0.2%

                              Total Common Stocks in Singapore                                                 1,567,145


Spain--3.0%
Oil--Integrated--1.6%         Repsol-YPF, SA                                                  850,793         10,032,503

Telecommunications--1.4%      ++Telefonica SA                                               1,099,341          9,228,528

                              Total Common Stocks in Spain                                                    19,261,031


Sweden--1.8%
Household Products--1.8%      Electrolux AB 'B'                                               579,774         11,702,092

                              Total Common Stocks in Sweden                                                   11,702,092


Switzerland--4.8%
Building Materials--1.8%      Gerberit International AG (Registered Shares)                    40,816         11,518,323

Insurance--                   Zurich Financial Services AG                                     18,570          3,749,436
Multi-Line--0.6%

Pharmaceuticals--2.4%         Novartis AG (Registered Shares)                                 355,092         15,615,650

                              Total Common Stocks in Switzerland                                              30,883,409


United Kingdom--17.5%
Airports--1.6%                BAA PLC                                                       1,124,187         10,264,453

Building Materials--1.9%      Hanson PLC                                                    1,748,000         12,483,072

Diversified Companies--2.6%   Smiths Industries PLC                                           775,729         10,074,420
                              Tomkins PLC                                                   1,708,008          6,599,915
                                                                                                           -------------
                                                                                                              16,674,335

Diversified                   BT Group PLC                                                  2,023,236          7,771,727
Telecommunication
Services--1.2%



June 30, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                 In U.S. Dollars
                                                                                              Shares
Industry                                      Investments                                      Held            Value
COMMON STOCKS (concluded)

United Kingdom (concluded)
Electronic Equipment &        Spirent PLC                                                   2,822,535      $   3,721,567
Instruments--0.6%

Foods--3.3%                   J Sainsbury PLC                                               2,141,130         11,618,859
                              Unilever PLC                                                  1,035,706          9,440,785
                                                                                                           -------------
                                                                                                              21,059,644

Insurance--                   CGNU PLC                                                        807,590          6,493,575
Multi-Line--1.0%

Regional Banks--4.1%          Barclays PLC                                                  1,550,112         13,042,853
                              Royal Bank of Scotland Group PLC                                460,380         13,052,684
                                                                                                           -------------
                                                                                                              26,095,537

Security Services--1.2%       Chubb PLC                                                     3,149,574          7,561,411

                              Total Common Stocks in the United Kingdom                                      112,125,321

                              Total Common Stocks (Cost--$596,518,019)                                       608,674,781



Preferred Stocks--1.8%

Germany--1.8%
Chemicals/                    Henkel KGaA                                                      95,238          6,546,371
Pharmaceuticals--1.0%

Medical Products &            Fresenius Medical Care AG                                       140,982          4,802,175
Supplies--0.8%

                              Total Preferred Stocks (Cost--$12,296,891)                                      11,348,546

                              Total Investments (Cost--$608,814,910)--96.6%                                  620,023,327
                              Time Deposits*--3.9%                                                            24,767,829
                              Liabilities in Excess of Other Assets--(0.5%)                                  (3,384,127)
                                                                                                           -------------
                              Net Assets--100.0%                                                           $ 641,407,029
                                                                                                           =============

++Non-income producing security.
*Time deposit bears interest at 0.77% and matures on 7/01/2002.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2002
Assets:
Investments, at value (including securities loaned of--
  $28,432,990)(identified cost--$608,814,910)                                                             $  620,023,327
Investments held as collateral for loaned securities, at value                                                29,127,500
Time deposits                                                                                                 24,767,829
Foreign cash (cost--$148,063)                                                                                    143,414
Cash                                                                                                               3,099
Receivables:
  Capital shares sold                                                                  $   10,801,550
  Securities sold                                                                           4,954,686
  Dividends                                                                                 4,934,657
  Loaned securities                                                                           365,002         21,055,895
                                                                                       --------------
Prepaid registration fees and other assets                                                                        23,718
                                                                                                          --------------
Total assets                                                                                                 695,144,782
                                                                                                          --------------

Liabilities:
Collateral on securities loaned, at value                                                                     29,127,500
Payables:
  Capital shares redeemed                                                                  13,569,996
  Securities purchased                                                                      9,290,400
  Investment adviser                                                                          360,629
  Distributor                                                                                   6,634         23,227,659
                                                                                       --------------
Accrued expenses                                                                                               1,382,594
                                                                                                          --------------
Total liabilities                                                                                             53,737,753
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $  641,407,029
                                                                                                          ==============

Net Assets Consist of:
Paid-in capital                                                                                           $  640,483,363
Accumulated investment loss--net                                                       $    (239,168)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                                     (10,324,979)
Unrealized appreciation on investments and foreign currency
  transactions--net                                                                        11,487,813
                                                                                       --------------
Total accumulated earnings--net                                                                                  923,666
                                                                                                          --------------
Net assets                                                                                                $  641,407,029
                                                                                                          ==============

Net Asset Value:
Class I--Based on net assets of $617,289,471 and
  29,927,436 shares outstanding++                                                                         $        20.63
                                                                                                          ==============
Class A--Based on net assets of $19,768,542 and
  961,810 shares outstanding++                                                                            $        20.55
                                                                                                          ==============
Class B--Based on net assets of $2,063,687 and
  100,346 shares outstanding++                                                                            $        20.57
                                                                                                          ==============
Class C--Based on net assets of $2,285,329 and
  112,062 shares outstanding++                                                                            $        20.39
                                                                                                          ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002
Investment Income:
Dividends (net of $1,754,556 foreign withholding tax)                                                     $   17,584,086
Interest                                                                                                         114,511
Securities lending--net                                                                                          112,691
                                                                                                          --------------
Total income                                                                                                  17,811,288
                                                                                                          --------------

Expenses:
Investment advisory fees                                                               $    5,226,104
Transfer agent fees--Class I                                                                1,437,178
Custodian fees                                                                                374,161
Accounting services                                                                           298,337
Professional fees                                                                             187,890
Registration fees                                                                             145,091
Printing and shareholder reports                                                               78,508
Trustees' fees and expenses                                                                    59,586
Account maintenance fees--Class A                                                              53,021
Transfer agent fees--Class A                                                                   44,381
Pricing fees                                                                                   18,352
Account maintenance and distribution fees--Class B                                             15,525
Account maintenance and distribution fees--Class C                                             10,910
Transfer agent fees--Class B                                                                    3,180
Transfer agent fees--Class C                                                                    2,374
Other                                                                                          62,295
                                                                                       --------------
Total expenses                                                                                                 8,016,893
                                                                                                          --------------
Investment income--net                                                                                         9,794,395
                                                                                                          --------------

Realized & Unrealized Gain (Loss) on
Investments & Foreign Currency
Transactions--Net:
Realized gain (loss) from:
  Investments--net                                                                         12,621,484
  Foreign currency transactions--net                                                        (225,728)         12,395,756
                                                                                       --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                                       (51,641,630)
  Foreign currency transactions--net                                                          491,234       (51,150,396)
                                                                                       --------------     --------------
Total realized and unrealized loss from investments
  and foreign currency transactions--net                                                                    (38,754,640)
                                                                                                          --------------
Net Decrease in Net Assets Resulting from Operations                                                      $ (28,960,245)
                                                                                                          ==============

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                                         For the Year Ended June 30,
Increase (Decrease)in Net Assets:                                                            2002               2001
Operations:
Investment income--net                                                                 $    9,794,395     $   22,113,949
Realized gain on investments and foreign currency transactions--net                        12,395,756         30,151,547
Change in unrealized appreciation/depreciation on investments and
  foreign currency transactions--net                                                     (51,150,396)      (144,460,149)
                                                                                       --------------     --------------
Net decrease in net assets resulting from operations                                     (28,960,245)       (92,194,653)
                                                                                       --------------     --------------

Dividends & Distributions to Shareholders:
Investment income--net:
  Class I                                                                                (21,781,579)       (24,062,036)
  Class A                                                                                   (556,121)          (304,802)
  Class B                                                                                    (54,478)                (3)
  Class C                                                                                    (43,476)              (238)
Realized gain on investments--net:
  Class I                                                                                (33,183,961)       (86,367,308)
  Class A                                                                                   (924,869)        (1,168,071)
  Class B                                                                                    (86,370)               (20)
  Class C                                                                                    (68,118)              (903)
                                                                                       --------------     --------------
Net decrease in net assets resulting from dividends and distributions
  to shareholders                                                                        (56,698,972)      (111,903,381)
                                                                                       --------------     --------------

Capital Share Transactions:
Decrease in net assets derived from net capital share transactions                      (351,814,962)      (115,855,880)
                                                                                       --------------     --------------

Net Assets:
Total decreasein net assets                                                             (437,474,179)      (319,953,914)
Beginning of year                                                                       1,078,881,208      1,398,835,122
                                                                                       --------------     --------------
End of year*                                                                           $  641,407,029     $1,078,881,208
                                                                                       ==============     ==============

*Undistributed (accumulated) investment income (loss)--net                             $    (239,168)     $    7,361,201
                                                                                       ==============     ==============

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                     Class I++
Increase (Decrease) in                                                      For the Year Ended June 30,
Net Asset Value:                                            2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year                       $    22.97   $    27.33   $    25.73   $    25.33    $    24.17
                                                         ----------   ----------   ----------   ----------    ----------
Investment income--net                                      .29++++          .48          .43          .59           .59
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                                  (.70)       (2.53)         3.43          .40          1.23
                                                         ----------   ----------   ----------   ----------    ----------
Total from investment operations                              (.41)       (2.05)         3.86          .99          1.82
                                                         ----------   ----------   ----------   ----------    ----------
Less dividends and distributions:
  Investment income--net                                      (.76)        (.50)        (.76)        (.25)         (.66)
  Realized gain on investments--net                          (1.17)       (1.81)       (1.50)        (.34)            --
                                                         ----------   ----------   ----------   ----------    ----------
Total dividends and distributions                            (1.93)       (2.31)       (2.26)        (.59)         (.66)
                                                         ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                             $    20.63   $    22.97   $    27.33   $    25.73    $    25.33
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment Return:*
Based on net asset value per share                          (1.14%)      (7.79%)       15.60%        4.22%         7.77%
                                                         ==========   ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                                      1.14%        1.06%        1.06%         .95%          .89%
                                                         ==========   ==========   ==========   ==========    ==========
Investment income--net                                        1.42%        1.78%        1.62%        1.98%         2.32%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of year (in thousands)                   $  617,289   $1,024,993   $1,393,910   $1,378,900    $1,476,810
                                                         ==========   ==========   ==========   ==========    ==========
Portfolio turnover                                              45%          26%          50%          41%           20%
                                                         ==========   ==========   ==========   ==========    ==========

*Total investment returns exclude the effects of sales charges. The
Fund's investment adviser paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it removed/discontinued the expense cap. Without such expense cap, the Fund's Class I performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.
++++Based on average shares outstanding.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class A++++
                                                                                                               For the
                                                                                                                Period
                                                                                     For the                   June 2,
                                                                                    Year Ended                  1999++
                                                                                     June 30,                to June 30,
Decrease in Net Asset Value:                                             2002          2001         2000         1999
Per Share Operating Performance:
Net asset value, beginning of period                                  $    22.89   $    27.27   $    25.72    $    25.20
                                                                      ----------   ----------   ----------    ----------
Investment income--net                                                 .23++++++          .31          .39           .05
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net                                   (.70)       (2.41)         3.41           .47
                                                                      ----------   ----------   ----------    ----------
Total from investment operations                                           (.47)       (2.10)         3.80           .52
                                                                      ----------   ----------   ----------    ----------
Less dividends and distributions:
  Investment income--net                                                   (.70)        (.47)        (.74)            --
  Realized gain on investments--net                                       (1.17)       (1.81)       (1.51)            --
                                                                      ----------   ----------   ----------    ----------
Total dividends and distributions                                         (1.87)       (2.28)       (2.25)            --
                                                                      ----------   ----------   ----------    ----------
Net asset value, end of period                                        $    20.55   $    22.89   $    27.27    $    25.72
                                                                      ==========   ==========   ==========    ==========

Total Investment Return:**
Based on net asset value per share                                       (1.42%)      (8.00%)       15.36%      2.06%+++
                                                                      ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                                                   1.38%        1.31%        1.31%        1.30%*
                                                                      ==========   ==========   ==========    ==========
Investment income--net                                                     1.19%        2.05%        1.37%        2.77%*
                                                                      ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)                              $   19,769   $   52,110   $    4,920    $    1,150
                                                                      ==========   ==========   ==========    ==========
Portfolio turnover                                                           45%          26%          50%           41%
                                                                      ==========   ==========   ==========    ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.
++++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                       Class B
                                                                                              For the     For the Period
                                                                                             Year Ended   Oct. 6, 2000++
                                                                                              June 30,     to June 30,
Decrease in Net Asset Value:                                                                    2002           2001
Per Share Operating Performance:
Net asset value, beginning of period                                                            $    23.09    $    25.65
                                                                                                ----------    ----------
Investment income--net                                                                             .10++++           .39
Realized and unrealized loss on investments and foreign currency transactions--net                   (.71)         (.82)
                                                                                                ----------    ----------
Total from investment operations                                                                     (.61)         (.43)
                                                                                                ----------    ----------
Less dividends and distributions:
  Investment income--net                                                                             (.74)         (.32)
  Realized gain on investments--net                                                                 (1.17)        (1.81)
                                                                                                ----------    ----------
Total dividends and distributions                                                                   (1.91)        (2.13)
                                                                                                ----------    ----------
Net asset value, end of period                                                                  $    20.57    $    23.09
                                                                                                ==========    ==========

Total Investment Return:**
Based on net asset value per share                                                                 (2.10%)    (2.01%)+++
                                                                                                ==========    ==========
Ratios to Average Net Assets:
Expenses                                                                                             2.12%        2.18%*
                                                                                                ==========    ==========
Investment income--net                                                                                .48%        1.49%*
                                                                                                ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)                                                        $    2,064    $    1,016
                                                                                                ==========    ==========
Portfolio turnover                                                                                     45%           26%
                                                                                                ==========    ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                       Class C
                                                                                               For the    For the Period
                                                                                              Year Ended  Oct. 6, 2000++
                                                                                               June 30,    to June 30,
Decrease in Net Asset Value:                                                                     2002          2001
Per Share Operating Performance:
Net asset value, beginning of period                                                            $    22.91    $    25.65
                                                                                                ----------    ----------
Investment income--net                                                                             .09++++           .60
Realized and unrealized loss on investments and foreign currency transactions--net                   (.70)        (1.05)
                                                                                                ----------    ----------
Total from investment operations                                                                     (.61)         (.45)
                                                                                                ----------    ----------
Less dividends and distributions:
  Investment income--net                                                                             (.74)         (.48)
  Realized gain on investments--net                                                                 (1.17)        (1.81)
                                                                                                ----------    ----------
Total dividends and distributions                                                                   (1.91)        (2.29)
                                                                                                ----------    ----------
Net asset value, end of period                                                                  $    20.39    $    22.91
                                                                                                ==========    ==========

Total Investment Return:**
Based on net asset value per share                                                                 (2.10%)    (2.11%)+++
                                                                                                ==========    ==========

Ratios to Average Net Assets:
Expenses                                                                                             2.06%        1.70%*
                                                                                                ==========    ==========
Investment income--net                                                                                .47%        1.76%*
                                                                                                ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)                                                        $    2,285    $      762
                                                                                                ==========    ==========
Portfolio turnover                                                                                     45%           26%
                                                                                                ==========    ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury International Value Fund (the "Fund") (formerly Mercury HW International Value Fund), is a fund of Mercury Funds II (the "Trust") (formerly Mercury HW Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $5,040,890 have been reclassified between accumulated net realized capital losses and undistributed investment income net and $12,633,864 has been reclassified between accumulated net realized capital loss and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Mercury Advisors has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                 Account          Distribution
                             Maintenance Fee          Fee

Class A                            .25%                --
Class B                            .25%               .75%
Class C                            .25%               .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                       FAMD          MLPF&S

Class I                               $  482         $1,384
Class A                               $2,326         $3,365


For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $6,659 and $240 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $80,097 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2002.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $5,962,635 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of June 30, 2002, cash collateral of $8,753,732 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC, $17,169,743 was invested in the Merrill Lynch Premier Institutional Fund and $3,204,025 was invested in the Merrill Lynch Institutional Fund. For the year ended June 30, 2002, QA Advisors received $2,415 in securities lending agent fees.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

For the year ended June 30, 2002, the Fund reimbursed Mercury
Advisors $37,246 for certain accounting services.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $314,207,069 and $703,443,114, respectively.

Net realized gains (losses) for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments               $ 12,621,406       $ 11,208,417
Short-term investments                        78                 --
Foreign currency transactions          (225,728)            279,396
                                    ------------       ------------
Total                               $ 12,395,756       $ 11,487,813
                                    ============       ============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $6,172,229, of which $77,292,031 related to appreciated securities and $71,119,802 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $613,851,098.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $351,814,962 and $115,855,880 for the years ended June 30, 2002 and June 30, 2001, respectively.


Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended June 30, 2002                         Shares        Dollar Amount

Shares sold                               32,384,713     $    658,610,281
Shares issued to shareholders in
reinvestment of dividends and
distributions                              2,801,852           53,683,496
                                     ---------------     ----------------
Total issued                              35,186,565          712,293,777
Shares redeemed                         (49,881,367)      (1,035,526,645)
                                     ---------------     ----------------
Net decrease                            (14,694,802)     $  (323,232,868)
                                     ===============     ================


Class I Shares for the Year
Ended June 30, 2001++                       Shares        Dollar Amount

Shares sold                               98,717,660     $  2,482,955,376
Shares issued to shareholders in
reinvestment of dividends and
distributions                              4,533,334          107,893,353
                                     ---------------     ----------------
Total issued                             103,250,994        2,590,848,729
Shares redeemed                        (109,639,677)      (2,757,617,031)
                                     ---------------     ----------------
Net decrease                             (6,388,683)     $  (166,768,302)
                                     ===============     ================

++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.


Class A Shares for the Year
Ended June 30, 2002                         Shares        Dollar Amount

Shares sold                               12,261,739     $    251,671,628
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 76,320            1,460,003
                                     ---------------     ----------------
Total issued                              12,338,059          253,131,631
Shares redeemed                         (13,652,931)        (284,487,401)
                                     ---------------     ----------------
Net decrease                             (1,314,872)     $   (31,355,770)
                                     ===============     ================


Class A Shares for the Year
Ended June 30, 2001++                       Shares        Dollar Amount

Shares sold                                8,386,164     $    197,530,198
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 62,015            1,472,865
                                     ---------------     ----------------
Total issued                               8,448,179          199,003,063
Shares redeemed                          (6,352,020)        (149,910,784)
                                     ---------------     ----------------
Net increase                               2,096,159     $     49,092,279
                                     ===============     ================

++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class B Shares for the Year
Ended June 30, 2002                         Shares        Dollar Amount

Shares sold                                   71,026     $      1,470,908
Shares issued to shareholders in
reinvestment of dividends and
distributions                                  6,514              125,151
                                     ---------------     ----------------
Total issued                                  77,540            1,596,059
Shares redeemed                             (21,178)            (420,375)
                                     ---------------     ----------------
Net increase                                  56,362     $      1,175,684
                                     ===============     ================


Class B Shares for the Period
October 6, 2000++ to June 30, 2001          Shares        Dollar Amount

Shares sold                                   46,815     $      1,113,790
Shares issued to shareholders in
reinvestment of dividends and
distributions                                      1                   34
                                     ---------------     ----------------
Total issued                                  46,816            1,113,824
Shares redeemed                              (2,832)             (69,460)
                                     ---------------     ----------------
Net increase                                  43,984     $      1,044,364
                                     ===============     ================

++Commencement of operations.


Class C Shares for the Year
Ended June 30, 2002                         Shares        Dollar Amount

Shares sold                                  231,981     $      4,681,307
Shares issued to shareholders in
reinvestment of dividends and
distributions                                  5,135               98,078
                                     ---------------     ----------------
Total issued                                 237,116            4,779,385
Shares redeemed                            (158,336)          (3,181,393)
                                     ---------------     ----------------
Net increase                                  78,780     $      1,597,992
                                     ===============     ================


Class C Shares for the Period
October 6, 2000++ to June 30, 2001          Shares        Dollar Amount

Shares sold                                   33,825     $        788,220
Shares issued to shareholders in
reinvestment of dividends and
distributions                                     47                1,125
                                     ---------------     ----------------
Total issued                                  33,872              789,345
Shares redeemed                                (590)             (13,566)
                                     ---------------     ----------------
Net increase                                  33,282     $        775,779
                                     ===============     ================

++Commencement of operations.



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2002.


6. Commitments:
At June 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $4,786,000 and $608,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:


                                        6/30/2002            6/30/2001
Distributions paid from:
   Ordinary income                   $    34,817,163     $     60,885,398
   Net long-term capital gains            21,881,809           51,017,983
                                     ---------------     ----------------
Total taxable distributions          $    56,698,972     $    111,903,381
                                     ===============     ================



June 30, 2002, Mercury International Value Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


As of June 30, 2002, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                         $    1,343,611
Undistributed long-term capital gains--net                             --
                                                           --------------
Total undistributed earnings--net                               1,343,611
Unrealized losses--net                                         (419,945)*
                                                           --------------
Total accumulated earnings--net                            $      923,666
                                                           ==============

*The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, unrealized gains (losses) on open SEC 1256 contracts, cumulative marked to market adjustments on PFIC's held and the deferral of post-October capital losses for tax purposes.



June 30, 2002, Mercury International Value Fund


REPORT OF INDEPENDENT
AUDITORS


To the Board of Trustees of Mercury Funds II and Shareholders of
Mercury International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury International Value Fund (one of the portfolios comprising Mercury Funds II) as of June 30, 2002, the related statement of operations for the year then ended and the statement of changes in net assets, and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2000 were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury International Value Fund at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
August 12, 2002



June 30, 2002, Mercury International Value Fund


IMPORTANT TAX INFORMATON
(UNAUDITED)

The following information summarizes all per share distributions paid by Mercury International Value Fund during the year ended June
30, 2002:


                                                                              Foreign
                                  Foreign      Non-Qualifying    Total         Taxes         Long-Term
    Record         Payable         Source         Ordinary      Ordinary      Paid or         Capital
     Date            Date          Income          Income        Income       Withheld         Gains*
Class I Shares:
12/10/2001        12/14/2001     $.562994       $.623006       $1.186000      $.060084       $.744213

Class A Shares:
12/10/2001        12/14/2001     $.548808       $.607308       $1.156116      $.060084       $.744213

Class B Shares:
12/10/2001        12/14/2001     $.552957       $.611899       $1.164856      $.060084       $.744213

Class CShares:
12/10/2001        12/14/2001     $.532519       $.589282       $1.121801      $.060084       $.744213


*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


June 30, 2002, Mercury International Value Fund


OFFICERS AND TRUSTEES

INTERESTED TRUSTEE

                                                                                             Number of
                                                                                           Portfolios in       Other
                       Position(s)  Length                                                 Fund Complex    Directorships
                       Held         of Time                                                 Overseen by       Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
Terry K. Glenn*        President    2000 to   Chairman, Americas Region since 2001, and      117 Funds      None
P.O. Box 9011          and          present   Executive Vice President since 1983 of       169 Portfolios
Princeton,             Trustee                Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                                 Merrill Lynch Investment Managers, L.P.
Age: 61                                       ("MLIM"); President of Merrill Lynch
                                              Mutual Funds since 1999; President of FAM
                                              Distributors, Inc. ("FAMD") since 1986
                                              and Director thereof since 1991; Executive
                                              Vice President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton
                                              Administrators, L.P. since 1988; Director
                                              of Financial Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



INDEPENDENT TRUSTEES
                                                                                             Number of
                                                                                           Portfolios in       Other
                       Position(s)  Length                                                 Fund Complex    Directorships
                       Held         of Time                                                 Overseen by       Held by
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years     Trustee         Trustee
James H. Bodurtha      Trustee      2000 to   Director and Executive Vice President, The      39 Funds      Berkshire
P.O. Box 9011                       present   China Business Group, Inc. since 1996.       59 Portfolios    Holding
Princeton,                                                                                                  Corporation
NJ 08543-9011
Age: 58


Joe Grills             Trustee      2002 to   Member of Committee on Investment of            42 Funds      Duke Manage-
P.O. Box 9011                       present   Employee Benefit Assets of the               62 Portfolios    ment Company;
Princeton,                                    Association for Financial Professionals                       Kimco Realty;
NJ 08543-9011                                 since 1986.                                                   Montpelier
Age: 67                                                                                                     Foundation


Herbert I. London      Trustee      2000 to   John M. Olin Professor of Humanities,           39 Funds      None
P.O. Box 9011                       present   New York University since 1993.              59 Portfolios
Princeton,
NJ 08543-9011
Age: 62



June 30, 2002, Mercury International Value Fund


OFFICERS AND TRUSTEES (CONTINUED)

INDEPENDENT TRUSTEES (CONCLUDED)

                                                                                             Number of
                                                                                           Portfolios in       Other
                       Position(s)  Length                                                 Fund Complex    Directorships
                       Held         of Time                                                 Overseen by       Held by
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years     Trustee         Trustee
Andre F. Perold        Trustee      2000 to   George Gund Professor of Finance and            39 Funds      None
P.O. Box 9011                       present   Banking, Harvard School of Business          59 Portfolios
Princeton,                                    since 2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 49


Roberta Cooper Ramo    Trustee      2000 to   Shareholder, Modrall, Sperling, Roehl,          39 Funds      None
P.O. Box 9011                       present   Harris & Sisk, P.A. since 1993.              59 Portfolios
Princeton,
NJ 08543-9011
Age: 59


Robert S. Salomon, Jr. Trustee      2002 to   Principal of STI Management since 1994.         42 Funds      None
P.O. Box 9011                       present                                                62 Portfolios
Princeton,
NJ 08543-9011
Age: 65


Melvin R. Seiden       Trustee      2002 to   Director, Silbanc Properties, Ltd. (real        42 Funds      None
P.O. Box 9011                       present   estate, investment, and consulting) since    62 Portfolios
Princeton,                                    1987; Chairman and President of Sieden &
NJ 08543-9011                                 de Cuevas, Inc. (private investment firm)
Age: 71                                       from 1964 to 1987.


Stephen B. Swensrud    Trustee      2002 to   Chairman, Fernwood Advisors since 1996.         42 Funds      International
P.O. Box 9011                       present                                                62 Portfolios    Mobile
Princeton,                                                                                                  Communications,
NJ 08543-9011                                                                                               Inc.
Age: 68

*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


June 30, 2002, Mercury International Value Fund


OFFICERS AND TRUSTEES (CONCLUDED)

FUND OFFICERS
                       Position(s)     Length
                       Held            of Time
Name, Address & Age    with Fund       Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke        Vice            1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President       present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and             and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011          Treasurer       1999 to   and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                                present


James Macmillan        Vice President  2000 to   Director (Equity Fund Management) of Merrill Lynch Asset Management
33 King William Street and             present   U.K. Limited ("MLAM U.K.") since 1999; Portfolio Manager of MLAM U.K.
London,                Portfolio                 or its affiliates since 1993.
England EC4R 9AS       Manager
Age: 36


Stephen M. Benham      Secretary       2002 to   Vice President (Legal Advisory) of FAM and certain of its affiliates
P.O. Box 9011                          present   since 2000; Associate, Kirkpatrick & Lockhart LLP from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 42

*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



Effective June 28, 2002, Mercury HW Funds changed its name to
Mercury Funds II (the "Trust") and Mercury HW International Value
Fund, a series of the Trust, changed its name to Mercury
International Value Fund (the "Fund"). To contact the Fund, please call 1-888-763-2260.



June 30, 2002, Mercury International Value Fund